Exhibit 99.1


FOR IMMEDIATE RELEASE

Media Contact:
Michael Binko, APR
Xybernaut Corporation
 (703) 631-6925
mbinko@xybernaut.com

                  XYBERNAUT(R) REPORTS 146% INCREASE IN REVENUE

                        Hardware Revenue Increases 256%;
                     Consecutive Quarters of Record Revenue


FAIRFAX, VA, May 4, 2004 -- Xybernaut Corporation (NASDAQ: XYBR) today announced that total revenue for the first quarter ended March 31, 2004 was $4.4 million, a 146% increase over the comparable 2003 period. Hardware revenue for the first quarter of 2004 totaled $2.9 million, increasing 256% from the first quarter of 2003.

This represents the Company's second consecutive quarter of record revenue. Last quarter, the period ended December 31, 2003, the Company reported revenue of $3.7 million, a 43% increase in revenue over the fourth quarter of 2002.

As of the end of the first quarter 2004, the Company had no long-term debt, cash of $12.5 million and record stockholders' equity of $18.3 million.

"We are pleased to announce back-to-back quarters with record revenue and strong year-to-year revenue growth," said Edward G. Newman, chairman and CEO of Xybernaut. "This strong momentum helps validate our belief that the more widespread adoption of wearable/mobile technologies is happening now. Our products and solutions are being deployed today and they are being deployed in record numbers. With low expenses and our losses decreasing, I continue to remain optimistic and positive about our prospects for the remainder of 2004 and thereafter," continued Newman.

Quarterly Highlights

                                    As of and for the        As of December 31, 2003 and
                                    Three Months Ended       for the three Months Ended
                                    March 31, 2004           March 31, 2003
                                    ----------------         ---------------
     Total revenue                  $4,394,684               $1,786,977
     Cash & cash equivalents        $12,523,014              $9,524,541
     Stockholders' equity           $18,285,484              $15,909,525

                              XYBERNAUT CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)


                                                 March 31,      December 31,
                                                 2004           2003
                                                 -----------    -----------
Assets:

    Cash and cash equivalents                    $12,523,014    $ 9,524,541

    Accounts receivable, net                       3,727,736      4,883,899

    Inventory, net                                 1,577,257      2,131,436

    Other assets                                   4,135,636      4,280,191
                                                 -----------    -----------
          Total assets                           $21,963,643    $20,820,067
                                                 ===========    ===========


Liabilities:

       Accounts payable and accrued expenses     $ 2,976,672    $ 4,351,574

       Other liabilities                             701,487        558,968
                                                 -----------    -----------
          Total liabilities                      $ 3,678,159    $ 4,910,542
                                                 -----------    -----------
Stockholders' equity:                            $18,285,484    $15,909,525
                                                 -----------    -----------
          Total liabilities and stockholders'
          equity                                 $21,963,643    $20,820,067
                                                 ===========    ===========


                              XYBERNAUT CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                  Three Months Ended March 31,
                                                  -------------------------------
                                                  2004              2003
                                                  -------------     -------------
Revenue:

  Hardware                                        $   2,937,322     $     824,712

  Consulting, licensing and other                     1,457,362           962,265
                                                  -------------     -------------
        Total revenue
                                                      4,394,684         1,786,977
Cost of sales:

  Hardware                                            2,506,768           627,394

  Consulting, licensing and other                       820,702           606,612

  Provision for inventory                                     0         1,749,354
                                                  -------------     -------------
        Gross income (loss)
                                                      1,067,214        (1,196,383)
Operating expenses:

    Sales and marketing                               2,813,132         2,037,506

    General and administrative                          923,318         1,004,650

    Research and development                            931,765         1,142,135
                                                  -------------     -------------
          Total operating expenses                    4,668,215         4,184,291
                                                  -------------     -------------
          Operating loss                             (3,601,001)       (5,380,674)

Interest and other income, net                           41,771             2,196
                                                  -------------     -------------
        Net loss                                  $  (3,559,230)    $  (5,378,478)
                                                  =============     =============
        Net loss per share (basic and diluted)    $       (0.02)    $       (0.04)
                                                  =============     =============

          outstanding (basic and diluted)           173,767,333       119,815,144
                                                  =============     =============

Conference Call -- Thursday, May 6
Edward G. Newman, chairman and CEO; Steven A. Newman, president and COO; Thomas
D. Davis, senior vice president and CFO; and Michael Binko, vice president, Corporate Development will host a conference call this Thursday, May 6 -- starting at 8:30am Eastern Time -- to discuss the results. The conference call can be accessed via telephone by dialing toll free to (888) 428-4473 from within the U.S. or (612) 288-0329 from outside the U.S. and asking for the Xybernaut Corporation First Quarter 2004 Financial Results conference call. The Participant Access Code for the call is 729495.

A re-broadcast of the call will be available from 12:00pm Eastern Time May 6 until 11:59pm Eastern Time on May 7 by dialing (800) 475-6701 from within the U.S. or (320) 365-3844 from outside the U.S. and also entering the same Participant Access Code - 729495.

About Xybernaut
Xybernaut Corporation is the leading provider of wearable/mobile computing hardware, software and services, bringing communications and full-function computing power in a hands-free design to people when and where they need it. Headquartered in Fairfax, Virginia, Xybernaut has offices and subsidiaries in Europe (Germany) and Asia (Japan). Visit the Xybernaut Web site at www.xybernaut.com.

Xybernaut, the Xybernaut logo and Mobile Assistant(R) V (MA(R) V) and Atigo(R) are trademarks or registered trademarks of Xybernaut Corporation in the USA and other countries. All other brand and product names are or may be trademarks of, and are used to identify products or services of, their respective owners.

                                      # # #

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 (the "Act"). In particular, when used in the preceding discussion, the words "plan," "confident that," "believe," "scheduled," "expect," or "intend to," and similar conditional expressions are intended to identify forward-looking statements within the meaning of the Act and are subject to the safe harbor created by the Act. Such statements are subject to certain risks and uncertainties and actual results could differ materially from those expressed in any of the forward-looking statements. Such risks and uncertainties include, but are not limited to, market conditions, the availability of components and successful production of the Company's products, general acceptance of the Company's products and technologies, competitive factors, timing, and other risks described in the Company's SEC reports and filings.